SUPPLEMENT DATED APRIL 12, 2021

TO THE SUMMARY PROSPECTUS

DATED AUGUST 31, 2020, AS SUPPLEMENTED TO DATE

OF

MORNINGSTAR FUNDS TRUST

(THE “TRUST”)

Morningstar International Equity Fund (the “Fund”)

This supplement provides additional information to the Fund’s Summary Prospectus dated August 31, 2020, as supplemented to date, and should be read in conjunction with such Summary Prospectus.

Portfolio Manager Change

To reflect the addition of Eric Moffett and Malik Asif as portfolio managers of the Fund, the T. Rowe Price Associates, Inc. portion of the table following the “Subadvisers and Portfolio Managers” heading in the Summary Prospectus is removed and replaced with the following:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
T. Rowe Price Associates, Inc.

Gonzalo Pángaro, CFA	Vice President and Portfolio Manager	Since Inception (November 2018)

Eric Moffett	Portfolio Manager	April 2021

Malik Asif	Portfolio Manager	April 2021

Please retain this supplement for future reference.